United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 8, 2005
                                                         ------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          California                    0-10652                94-2751350
  ----------------------------       -------------       ----------------------
  (State or other jurisdiction       (File Number)          (I.R.S. Employer
        of incorporation)                                identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (530) 226-2900
                                                           --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

         Item 1.01  Entry into a Material Definitive Agreement.

         As previously reported, effective May 31, 2005, the Employment Agreement (and related compensation agreements) between Edward J. Czajka and the registrant were terminated.

         The registrant accepted the resignation of Edward J. Czajka, Executive Vice President and Chief Financial Officer of the registrant, effective as of May 31, 2005. Mr. Czajka has entered into a Severance and Release Agreement with the registrant, confirming the termination of his employment agreement, the payment of severance, and certain other employment related matters. The Severance and Release Agreement became final on June 7, 2005. A copy of the Severance and Release Agreement between the registrant and North Valley Bancorp is attached to this report as Exhibit 99.84 and is incorporated here by reference.

         Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

               99.84     Severance and Release Agreement with Edward J. Czajka



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                NORTH VALLEY BANCORP
                                                (Registrant)

Dated:  June 8, 2005                            By: /s/ LEO J. GRAHAM
                                                    ----------------------------
                                                    Leo J. Graham
                                                    General Counsel/Secretary

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